UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 18, 2022

COLUMBIA CARE INC.

(Exact Name of Registrant as specified in its charter)

British Columbia	000-56248	98-1488978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

680 Fifth Ave., 24th Floor New York, New York	10019
(Address of principal executive offices)	(Zip Code)

(212) 634-7100

(Registrant’s telephone number, including area code)

Not Applicable

(Registrant’s name or former address, if change since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02.	Unregistered Sales of Equity Securities.

In the interim financial statements and Management Discussion and Analysis of Columbia Care Inc. (the “Company”), for the period ended September 30, 2021, and in the Company’s subsequent securities filings, the Company reported that, during the period ended September 30, 2021, the Company anticipatorily accrued $68,000,000 for potential share issuances and cash payments for purposes of acquisition and settlement of preexisting relationships, inclusive of prospective acquisition costs relating to third-party entities and other litigation costs. On April 18, 2022, in connection with the accrual, the Company issued 18,755,802 common shares (the “VentureForth Shares”) and, on April 18, 2022 and April 24, 2022 paid approximately $26,000,000 to acquire, by merger, VentureForth Holdings, LLC, which is the owner of VentureForth, LLC (“VentureForth”). VentureForth holds two licenses from the Washington D.C. Alcoholic Beverage Regulation Administration (“ABRA”), specifically, one license to cultivate and manufacture medical cannabis and one license to dispense medical cannabis. The merger was approved by ABRA. The Company previously had a management services agreement with VentureForth. In further connection with the accrual, the shares issued and amounts paid also amicably resolved, with no admissions of liability and in exchange for releases, certain direct, indirect, derivative and indemnification claims relating to a confidential arbitration to which VentureForth, a separate subsidiary of the Company and certain members of the Company’s management team were respondent parties. The Company does not consider the VentureForth acquisition and the resolved arbitration claims to be material.

The Company issued the VentureForth Shares pursuant to the exemption from registration provided by Rule 506(b) under Regulation D promulgated under the Securities Act of 1933, as amended, because (i) there were a limited number of holders, (ii) the issuances were not made by general solicitation or advertising and (iii) the issuances were made only to accredited investors.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLUMBIA CARE INC.

By:	/s/ Derek Watson
Name:	Derek Watson
Title:	Chief Financial Officer

Date: April 25, 2022